                                                                EXHIBIT 99(F)(2)

[LETTERHEAD OF DELOITTE & TOUCHE LLP]



              ADVANTAGE DENTAL HEALTHPLANS COMPANIES

              COMBINED FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 AND
              INDEPENDENT AUDITORS' REPORT

[LETTERHEAD OF DELOITTE & TOUCHE LLP]



INDEPENDENT AUDITORS' REPORT



To the Stockholder of
 Advantage Dental HealthPlans, Inc.:


We have audited the accompanying combined balance sheet of Advantage Dental HealthPlans Companies (the Companies), which include Advantage Dental HealthPlans, Inc. (a Florida company), Advantage Dental HealthPlans, Inc. (a Missouri company), Advantage Dental Plans, Inc. (a Washington, D.C. company), Advantage Dental HealthPlans, Inc. (a Georgia company), ADH Plans, Inc. (an Ohio company), and ADH Marketing, Inc. (a Florida company), as of December 31, 1996 and 1995 and the related combined statements of income, cash flows and stockholder's equity for the years then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Advantage Dental HealthPlans Companies as of December 31, 1996 and 1995, and the results of their operations and their cash flows for the year then ended.

As described in Note 5, the Companies are affiliated through common ownership and control with several other entities (the affiliated entities). The Companies have various transactions with the affiliated entities, including various expense allocations and reimbursements, recorded through intercompany accounts. The amounts of such transactions may not necessarily be indicative of the amounts that the Companies would have incurred if the Companies had been operated as unaffiliated entities.


/s/ Deloitte & Touche LLP

March 3, 1997

ADVANTAGE DENTAL HEALTHPLANS COMPANIES

COMBINED BALANCE SHEETS
AS OF DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

                                              1996            1995
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                  $  478,636        $280,090
Contracts receivable                          118,903
Loan to stockholder                             5,000          99,000
Other receivables                              50,463           8,800
Due from affiliates                           209,757         110,162
Prepaid expenses and other current assets     337,020         301,667
                                           ----------      ----------
     Total current assets                   1,199,779         799,719

PROPERTY AND EQUIPMENT, net                   377,481         392,732

LONG-TERM INVESTMENTS                         243,882         688,821
                                           ----------      ----------
                                           $1,821,142      $1,881,272
                                           ==========      ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                                                           1996          1995

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
Accounts payable                                                                        $    7,804    $   11,104
Accrued expenses                                                                            38,045        20,955
Unearned premiums                                                                          895,109       685,368
                                                                                        ----------    ----------

  Total current liabilities                                                                940,958       717,427

LONG-TERM DEBT                                                                              30,500        17,500
                                                                                        ----------    ----------

  Total liabilities                                                                        971,458       734,927

STOCKHOLDER'S EQUITY:
Common stock, $1 par value
  ADH Florida - 500 shares authorized, issued and outstanding                                  500           500
  ADH Missouri - 50,000 shares authorized, issued and outstanding                           50,000        50,000
  ADH Ohio - 500 shares authorized, issued and outstanding                                     500           500
  ADH Georgia - 500 shares authorized, issued and outstanding                                  500           500
  ADH Washington, D.C. - 500 shares authorized, issued and outstanding                         500           500
  ADH Marketing - 1,000 shares (1996), 500 shares (1995) authorized,
  issued and outstanding                                                                     1,000           500
Additional paid-in capital                                                                 234,600       234,600
Retained earnings                                                                          645,384       942,545
Receivable due from affiliate (Note 5)                                                     (83,300)      (83,300)
                                                                                        ----------    ----------

  Total stockholder's equity                                                               849,684     1,146,345
                                                                                        ----------    ----------

                                                                                        $1,821,142    $1,881,272
                                                                                        ==========    ==========

ADVANTAGE DENTAL HEALTHPLANS COMPANIES

COMBINED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

                                                        1996            1995

REVENUE - Premiums                                   $5,280,542      $4,879,669

HEALTHCARE EXPENSES - Dentist retainers expense       2,892,669       2,721,748

EXPENSES:
Agent commissions expense                             1,036,306         973,916
Payroll expense                                         334,088         309,218
Rent, occupancy and utilities                            92,000         104,000
Premium taxes                                            34,287          29,305
Depreciation                                             58,526          64,237
Accounting                                               32,977          17,395
Insurance                                                21,492           8,938
Telephone and mail                                       75,674          61,771
Office supplies                                          15,883          13,503
Interest                                                  2,844           1,676
Other                                                    97,249          96,680
                                                     ----------      ----------

  Total expenses                                      1,801,326       1,680,639
                                                     ----------      ----------

OPERATING INCOME                                        586,547         477,282

NONOPERATING GAINS:
Investment income                                        14,653          15,700
Realized gains on sale of equipment                                       9,069
Miscellaneous income                                        901             878
                                                     ----------      ----------

  Total nonoperating gains                               15,554          25,647
                                                     ----------      ----------

NET INCOME                                           $  602,101      $  502,929
                                                     ==========      ==========





See accompanying notes to financial statements.                              3

ADVANTAGE DENTAL HEALTHPLANS COMPANIES

COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

                                              Florida            Missouri            Ohio           Georgia
                                          ---------------     ---------------   --------------   --------------
                                          Shares   Amount     Shares   Amount   Shares  Amount   Shares   Amount
BALANCE, January 1, 1995                   500      $500      50,000   $50,000   500     $500     500      $500

Net income

Distributions to stockholder

Transfer of equipment to
 affiliate (Note 5)
                                           ---      ----      ------   -------   ---     ----     ---      ----
BALANCE, December 31, 1995                 500      $500      50,000   $50,000   500     $500     500      $500

Issuance of stock

Net income

Distributions to stockholder
                                           ---      ----      ------   -------   ---     ----     ---      ----
BALANCE, December 31, 1996                 500      $500      50,000   $50,000   500     $500     500      $500
                                           ===      ====      ======   =======   ===     ====     ===      ====

See accompanying notes to financial statements.

ADVANTAGE DENTAL HEALTHPLANS COMPANIES

COMBINED STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

                                 Washington, D.C.     ADH Marketing      Additional       Receivable
                                 ----------------    ---------------       paid-in         due from       Retained
                                 Shares   Amount     Shares   Amount       capital         affiliate      earnings      Total
BALANCE, January 1, 1995          500      $500       500      $500      $151,300         $   -           $525,571     $729,371

Net income                                                                                                 502,929      502,929

Distributions to stockholder                                                                               (85,955)     (85,955)

Transfer of equipment to
 affiliate (Note 5)                                                       83,300           83,000
                                  ---      ----      -----   ------     --------          -------        --------     ---------
BALANCE, December 31, 1995        500      $500       500    $500        234,600          (83,300)        942,545     1,146,345

Issuance of stock                                     500     500                                                           500

Net income                                                                                                602,101       602,101

Distributions to stockholder                                                                             (899,262)     (899,262)
                                  ---      ----      -----   ------     --------          --------       --------     ---------
BALANCE, December 31, 1996        500      $500      1,000   $1,000     $234,600          $(83,300)      $645,384     $ 849,684
                                  ===      ====      =====   ======     ========          ========       ========     =========

ADVANTAGE DENTAL HEALTHPLANS COMPANIES

COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------

                                                                    1996            1995

RECONCILIATION OF NET INCOME TO NET CASH
 PROVIDED BY OPERATING ACTIVITIES:
Net income                                                       $  602,101      $  502,929
Depreciation                                                         58,526          64,237
Gain recognized on trade-in of property
Adjustments to reconcile net income to net cash provided by
 operating activities:
 Increase in contracts receivable                                  (118,903)
 Increase in other receivables                                      (41,663)         (3,887)
 Increase in prepaid expenses and other assets                      (35,353)        (19,268)
 (Decrease) increase in accounts payable                             (3,300)          3,488
 Decrease in retainers payable                                                         (217)
 Increase in accrued expenses                                        17,090          11,525
 Increase in unearned premium                                       209,741          29,164
                                                                 ----------      ----------

 Net cash provided by operating activities                          688,239         578,864

CASH FLOWS FROM INVESTING ACTIVITIES;
Proceeds from maturity of long-term investments                     444,939
Purchase of short-term investments                                                 (444,520)
Purchase of property and equipment                                  (43,275)       (126,878)
Loan to stockholder                                                  (5,000)        (99,000)
Payments on loan to stockholder                                      99,000             500
Advances to affiliates, net                                         (99,595)        (18,660)
                                                                 ----------      ----------

   Net cash provided by (used in) investing activities              396,069        (688,558)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders                                      (899,262)        (85,955)
Increase in long-term debt                                           13,000
Issuance of common stock                                                500
                                                                 ----------      ----------

  Net cash used in financing activities                            (885,762)        (85,955)
                                                                 ----------      ----------



See accompanying notes to financial statements.

ADVANTAGE DENTAL HEALTHPLANS COMPANIES

COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)
-------------------------------------------------------------------------------

                                                                  1996             1995
NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS                                                  $ 198,546       $ (195,649)

CASH AND CASH EQUIVALENTS, beginning of year                    280,090          475,739
                                                              ---------       ----------

CASH AND CASH EQUIVALENTS, end of year                        $ 478,636       $  280,090
                                                              =========       ==========

SUPPLEMENTAL DATA-
 Interest paid                                                $   2,844       $    1,676
                                                              =========       ==========

NONCASH INVESTING ACTIVITIES-
 The Companies sold property and equipment with no net book value to an affiliate for $83,300 and took a note receivable in exchange (Note 5).


See accompanying notes to financial statements.                                6

ADVANTAGE DENTAL HEALTHPLANS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

1.  NATURE OF BUSINESS

    Nature of Business - The Advantage Dental HealthPlans Companies (the Companies), which include Advantage Dental HealthPlans, Inc. (a Florida company) ("ADH Florida"), Advantage Dental HealthPlans, Inc. (a Missouri company) ("ADH Missouri"), Advantage Dental Plans, Inc. (a Washington D.C. company) ("ADH Washington, D.C."), Advantage Dental HealthPlans, Inc. (a Georgia company) ("ADH Georgia"), ADH Plans, Inc. (an Ohio company) ("ADH Ohio"), and ADH Marketing, Inc. (a Florida company), operate prepaid dental health plans in Florida, Missouri, Kansas, Georgia, Illinois, Ohio and Washington, D.C. Prior to incorporating, the sole stockholder of the Companies operated the businesses as sole proprietorships.

    Accounting Estimates and Assumptions - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The following is a summary of the Companies' significant accounting policies.

    Basis of Combination - The accompanying combined financial statements include the accounts of ADH Florida, ADH Missouri, ADH Georgia, ADH Ohio, ADH Washington, D.C. and ADH Marketing presented on a combined basis. Significant intercompany accounts and transactions have been eliminated in combination.

    Cash and Cash Equivalents - The Companies consider all highly-liquid instruments purchased with a maturity of three months or less to be cash equivalents.

    Contracts Receivable and Unearned Premiums - The Companies provide dental plans to groups and individual members on one-, two- and three-year contracts. Contracts are paid through monthly billings to groups, monthly bank drafts and annual premiums. Contracts receivable represent the outstanding balance on all active contracts. Unearned premiums represent the cash received for existing contracts recognizable in future periods.

    Investments in Marketable Debt Securities - The Companies have investments in debt securities which consist of U.S. government obligations and a commercial bank certificate of deposit.

    The Companies adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, Accounting for Certain Investments in Debt and Equity Securities, as of January 1, 1994. SFAS No. 115 requires that management determine the appropriate classification of securities at the date of adoption, and thereafter, at the date individual securities are acquired, and that the appropriateness of such classification be reassessed at each balance sheet date. Management has classified debt securities held at December 31, 1996 and 1995 as held-to-maturity securities.

ADVANTAGE DENTAL HEALTHPLANS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

    Premiums and discounts on investment in debt securities are amortized over their contractual lives. The method of amortization results in a constant effective yield on those securities (the interest method). Interest on debt securities is recognized in income when declared. Realized gains and losses, including losses from the decline in value of specific securities determined by management to be other than temporary, are included in income. Realized gains and losses are determined on the specific securities sold.

    Held-to-maturity securities consist solely of debt securities which the Companies have the positive intent and the ability to hold to maturity and are stated at amortized cost.

    Property and Equipment - Since the initial contribution of assets by the stockholder of the Companies, all furniture, fixtures and equipment are recorded at cost. Depreciation is calculated on a straight-line basis over the estimated useful lives of five years.

    Income Taxes - The Companies have elected to be taxed as S Corporations under the Internal Revenue Code. As such, the stockholder of the Companies is taxed on his proportional share of the corporate taxable income. Therefore, these financial statements contain no provision for corporate income taxes.


2.  CONTRACTS RECEIVABLE

    The Companies believe that their contracts are enforceable and collectible for the full term of the contract; and, therefore, there has been no allowance for doubtful accounts reported in these financial statements.


3.  PREPAID EXPENSES

    The Companies are required to pay commissions to agents and retainers to dentists as premiums are collected from customers. Therefore, prepaid commissions and prepaid retainers arise from the payment of commissions to agents and retainers to dentists for monies received on annual contracts. These costs are capitalized and amortized over the term of the contracts.


4.  HELD-TO-MATURITY SECURITIES

    Investment in held-to-maturity securities as of December 31, 1996 and 1995, which consist of U.S. government obligations and a certificate of deposit, is stated at amortized cost (which approximates fair value). All of the held-to-maturity securities are contractually due within one year.

ADVANTAGE DENTAL HEALTHPLANS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

    The held-to-maturity securities are held by the Florida, Illinois, Missouri and Kansas Departments of Insurance as security for the enrollees of the Companies. The aggregate fair market value of the securities cannot be less than $200,000. The Companies have no access to the principal portion of the held-to-maturity securities.


5.  RELATED PARTY TRANSACTIONS

    The Companies are affiliated through common ownership and control with several other entities (the affiliated entities). The Companies have various transactions with the affiliated entities, including various expense allocations and reimbursements, recorded through intercompany accounts. The amounts of such transactions may not necessarily be indicative of the amounts that the Companies would have incurred if the Companies had been operated as unaffiliated entities. Some of these transactions and arrangements are described below.

    During 1995, property with no net book value was sold to a company owned by the stockholder for a note receivable in the amount of $83,300. The sales proceeds were recorded as additional paid-in capital. Such note receivable was recorded as an off-set to the Companies' equity until paid.

    There is a reciprocal arrangement between the Company and commonly controlled affiliates whereby the employees of the Company provide services for the affiliates and the employees of the affiliates provide services for the Company. In addition, the Company and its affiliates share property, equipment, office facilities and supplies. The value of the employee services and the use of the property, office facilities and supplies has not been quantified and is not reflected in these financial statements.

    See Note 6 for details of related party lease arrangements.


6.  COMMITMENTS AND CONTINGENCIES

    The Companies are a party to a lease agreement expiring on June 30, 1998, with three additional five-year options terminating on June 30, 2013, with a company wholly owned by the stockholder of the Companies. The lease requires total annual rentals of $162,840, of which the Companies' commitment is $102,000.

ADVANTAGE DENTAL HEALTHPLANS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
--------------------------------------------------------------------------------

    The total minimum rental commitment at December 31, 1996 under the lease mentioned above is due as follows:

    Year ending December 31:
      1997                                     $102,000
      1998                                       61,000
                                               --------
                                               $163,000
                                               ========

    The total rental expense included in the statements of revenues and expenses for the years ended December 31, 1996 and 1995 is $92,000 and $104,000, respectively.

    The Companies are subject to certain regulatory minimum capital requirements. As of December 31, 1996 and 1995, the Companies' capital is in excess of these regulatory requirements.


7.  SUBSEQUENT EVENT

    On November 25, 1996, the Companies and Safeguard Health Enterprises announced a plan whereby Safeguard Health Enterprises would acquire all outstanding common stock of the Companies subject to the satisfaction of certain restrictions, including negotiations and execution of the purchase agreement and regulatory approval. The transaction is expected to close in April 1997.